                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report: January 26, 2005

                          Commission File No. 001-13783

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)


            DELAWARE                                     76-0542208
(State or other jurisdiction of             (I.R.S. Employer Identification No.)
 incorporation or organization)


                              1800 West Loop South
                                    Suite 500
                              Houston, Texas 77027
               (Address of principal executive offices) (zip code)

       Registrant's telephone number, including area code: (713) 860-1500



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Amended and Restated Employment Agreement with David A. Miller

      On February 1, 2005, Integrated Electrical Services, Inc. (the "Company"), and David A. Miller entered into an Amended and Restated Employment Agreement (the "Employment Agreement"), dated effective as of January 6, 2005, in connection with the employment of Mr. Miller as Senior Vice President and Chief Financial Officer. In addition to setting Mr. Miller's annual salary, providing for an annual bonus upon the attainment of certain goals and business objectives, and providing for severance payments upon certain events of termination by either the Company or Mr. Miller, the Employment Agreement sets forth certain obligations to which Mr. Miller has agreed with regard to non-competition, trade secrets, and maintaining confidential information. The Employment Agreement has a term of three years.

Asset Purchase Agreement with DKD Electric Co., Inc.

      On February 1, 2005 the Company, DKD Electric Co., Inc. ("DKD"), DKD Electric LLC and J. Dee Dennis, Jr., as indemnitor, entered into an Asset Purchase Agreement (the "DKD Electric Agreement"), effective as of January 31, 2005, providing for the sale of substantially all of the assets of DKD to DKD Electric LLC for a purchase price of $3,000,000, subject to adjustment. The closing of the transactions contemplated by the DKD Electric Agreement was consummated on February 1, 2005. Mr. Dennis was the President of DKD prior to the sale, and is a member of the buyer.

      In determining the sales price for the disposed--of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and received a fairness opinion from an independent consulting and investment banking firm in support of this determination.

Asset Purchase Agreement with Howard Brothers Electric Co., Inc.

      On February 1, 2005 the Company, Howard Brothers Electric Co., Inc., ("Howard Brothers") Howard Brothers Electric of Charlotte, LLC, and David Latour, as guarantor, entered into an Asset Purchase Agreement (the "Howard Brothers Agreement") providing for the sale of substantially all of the assets of Howard Brothers to Howard Brothers Electric of Charlotte, LLC for a purchase price of $1,443,000, subject to adjustment. The closing of the transactions contemplated by the Howard Brothers Agreement was consummated on February 1, 2005. Mr. Latour was the President of Howard Brothers prior to the sale and is a member of the buyer.

      In determining the sales price for the disposed--of assets and liabilities, the Company evaluated past performance, expected future performance, management issues, bonding requirements, market forecasts and the carrying value of such assets and liabilities and received a fairness opinion from an independent consulting and investment banking firm in support of this determination.

      On February 2, 2005, the Company issued a press release announcing the closing of the aforementioned asset sale transactions, which is filed as Exhibit
99.3 to this Current Report on Form 8-K and is incorporated herein in its entirety.

      The descriptions of the Employment Agreement, the DKD Electric Agreement, and the Howard Brothers Agreement provided in this item 1.01 are qualified in their entirety by reference to the Agreements themselves, which are filed as Exhibits 10.1, 10.2 and 10.3 to this current report on Form 8-K.

ITEM 7.01 REGULATION FD DISCLOSURE.

      On January 28, 2005, Integrated Electrical Services, Inc. issued a press release announcing its fiscal 2005 first quarter earnings release and conference call schedule. H. Roddy Allen, President and CEO, and David A. Miller, CFO, will conduct a conference call on Thursday, February 10, 2005 at 9:30 a.m. Eastern Time to discuss the financial results. The conference call will be broadcast through the Company's web site at http://www.ies-co.com. A replay of the call will be available approximately two hours after the live broadcast ends and will be accessible until February 17, 2005. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein in its entirety.

ITEM 8.01 OTHER MATERIAL EVENTS.

      On January 26, 2005, Integrated Electrical Services, Inc. issued a press release announcing an update on the status of an investigation conducted by the Securities and Exchange Commission. A copy of the press release is attached as
Exhibit 99.2 hereto and is incorporated herein in its entirety.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits.


EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
------                          ----------------------
10.1        Amended and Restated Employment Agreement of David A. Miller, dated
            January 6, 2005.

10.2        Asset Purchase Agreement with DKD Electric Co., Inc. dated February
            1, 2005.

10.3        Asset Purchase Agreement with Howard Brothers Electric Co., Inc.
            dated February 1, 2005.

99.1        Press release, dated January 26, 2005.

99.2        Press release, dated January 28, 2005.

99.3        Press release, dated February 2, 2005.

      As provided in General Instruction B.2 to Form 8-K, the information furnished in Item 7.01 and Exhibit 99.2 hereto shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing with the Securities and Exchange Commission, except as shall be expressly provided by specific reference in such filing.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        INTEGRATED ELECTRICAL SERVICES, INC.


                                        By: /s/ David A. Miller
                                            -------------------
                                            David A. Miller
                                            Senior Vice President and
                                            Chief Financial Officer

Dated: February 2, 2005

                                 EXHIBIT INDEX

EXHIBIT
NUMBER                          DESCRIPTION OF EXHIBIT
------                          ----------------------
10.1        Amended and Restated Employment Agreement of David A. Miller, dated
            January 6, 2005.

10.2        Asset Purchase Agreement with DKD Electric Co., Inc. dated February
            1, 2005.

10.3        Asset Purchase Agreement with Howard Brothers Electric Co., Inc.
            dated February 1, 2005.

99.1        Press release, dated January 26, 2005.

99.2        Press release, dated January 28, 2005.

99.3        Press release, dated February 2, 2005.